EXHIBIT 10.1

SKYEPHARMA PLC AND SUBSIDIARIES

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10006) and Form S-8 (No. 333-14232) of SkyePharma PLC of our report dated April 9, 2002 (except for the information in Notes 29 for which the date is June 24, 2002), relating to the financial statements of SkyePharma PLC, which appear in SkyePharma PLC’s Annual Report on Form 20-F for the year ended December 31, 2001.

PricewaterhouseCoopers
London, United Kingdom

June 24, 2002